                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                             ____________________


                                  FORM 8-K/A


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  October 15, 1996



                           THE TIMES MIRROR COMPANY
              (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-13492               95-4481525
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                   Identification No.)

             Times Mirror Square, Los Angeles California   90053
              (Address of Principal Executive Offices)   (Zip Code)



       Registrant's telephone number, including area code: (213) 237-3700

     Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, The Times Mirror Company (Company) hereby amends Items 7(a) and 7(b), "Financial Statements of Businesses Acquired" and "Pro Forma Financial Information," respectively, of its Form 8-K dated October 30, 1996, to read in their entirety as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          (a) Financial Statements of Businesses Acquired.

     Financial statements under this Item 7(a) are not required to be provided.

          (b) Pro Forma Financial Information.

     The pro forma financial information required under this Item 7(b) is as follows:

     Unaudited Pro Forma Condensed Consolidated
          Balance Sheet . . . . . . . . . . . . . . . . . . . . 3

     Notes to Unaudited Pro Forma Condensed
          Consolidated Balance Sheet  . . . . . . . . . . . . . 4

     Unaudited Pro Forma Condensed Consolidated
          Statements of Operations  . . . . . . . . . . . . . . 5

     Notes to Unaudited Pro Forma Condensed
          Consolidated Statements of Operations . . . . . . . . 6

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (IN THOUSANDS OF
DOLLARS)

The unaudited pro forma condensed consolidated balance sheet of the Company has been derived from the historical unaudited condensed consolidated balance sheet of the Company adjusted for certain costs and expenses to be incurred as a result of the disposition of all of the stock of The Times Mirror Higher Education Group, Inc., and certain additional consideration (Disposition) as previously described in the Company's Report on Form 8-K filed on October 30, 1996. The pro forma condensed consolidated balance sheet of the Company has been prepared assuming the Disposition occurred on September 30, 1996.

The unaudited pro forma condensed consolidated balance sheet and the notes thereto should be read in conjunction with (1) the historical audited consolidated financial statements and the notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1995, (2) the historical unaudited condensed consolidated financial statements and notes thereto contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, and (3) the information contained in the Company's Report on Form 8-K filed on October 30, 1996. The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of the financial position of the Company that would have actually been obtained had the Disposition been consummated on September 30, 1996.


                                                              Pro Forma Adjustments
                                            Times Mirror   ----------------------------    Times Mirror
                                             Historical      Debit             Credit        Pro Forma
                                            -------------  ---------         ----------   -------------
ASSETS
Accounts receivable, net                     $  537,387                    $   50,860 (a)
                                                                               27,068 (b)  $  459,459
Other current assets                            433,861     $  6,689 (c)       86,193 (a)
                                                                               16,849 (b)
                                                                               28,489 (c)     309,019
                                             ----------                                    ----------
  Total Current Assets                          971,248                                       768,478

Property, plant and
  equipment, net                              1,189,030                        19,923 (a)
                                                                                3,495 (b)   1,165,612
Goodwill                                        651,396                       106,747 (a)     544,649
Other noncurrent assets                         796,563        9,726 (c)       67,252 (a)
                                                                               19,201 (b)     719,836
Fair value of net assets received in
  exchange for the Disposition                               485,000 (a)                      485,000
                                             ----------                                    ----------
TOTAL ASSETS                                 $3,608,237                                    $3,683,575
                                             ==========                                    ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities                          $1,024,742     $ 51,680 (a)     $ 15,825 (b)
                                                                               66,927 (c)  $1,055,814
Noncurrent liabilities                        1,022,122        2,818 (a)        4,244 (b)   1,023,548
                                             ----------                                    ----------
TOTAL LIABILITIES                             2,046,864                                     2,079,362

Common stock subject to put options              31,041                                        31,041

SHAREHOLDERS' EQUITY
 Series A preferred stock                       411,784                                       411,784
 Series B preferred stock                       164,595                                       164,595
 Series A common stock                           71,729                                        71,729
 Series C common stock, convertible              27,258                                        27,258
 Additional paid-in capital                     208,338                                       208,338
 Retained earnings                              597,713       86,682 (b)     208,523 (a)
                                                              79,001 (c)                      640,553 (d)

 Net unrealized gain on securities               48,915                                        48,915
                                             ----------                                    ----------
  TOTAL SHAREHOLDERS' EQUITY                  1,530,332                                     1,573,172
                                             ----------                                    ----------
  TOTAL LIABILITIES AND SHAREHOLDERS'
    EQUITY                                   $3,608,237                                    $3,683,575
                                             ==========                                    ==========

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(a) The pro forma entry to record the preliminary estimate of the pre-tax gain on the Disposition excludes estimated transaction-related expenses, which are reflected in a separate pro forma adjustment, and is comprised of (1) the cash paid by the Company to The McGraw-Hill Companies, Inc. (McGraw-
    Hill) in connection with the Disposition of $27.2 million, (2) the removal of the college publishing business assets and liabilities transferred to McGraw-Hill, and (3) the fair value of the net assets of Shepard's. The net assets of Shepard's, which were received in exchange for the Company's college publishing businesses and other consideration, will be allocated to individual assets and liabilities as determined by an independent third party appraisal which is currently in process. The pro forma adjustment to retained earnings of $208.5 million reflects the preliminary estimate of the Company's pre-tax gain, excluding transaction-related charges. Included in the $208.5 million is a debit of $7.6 million for the change in net assets of the college publishing businesses between October 1 and October 15, 1996.

(b) To record expenses, asset write-downs and other costs incurred in connection with, or as a result of, the Disposition. These transaction-related items include legal, accounting and investment banking, as well as costs to realign the scope and scale of the remaining international sales, marketing and book distribution operations and other aspects of the Company's Professional Information operations that were impacted by the Disposition.

(c) To record the tax provision on the pre-tax gain calculated in (a), after deducting the transaction-related expenses described in (b).

(d) The net gain included in the pro forma retained earnings is not included in the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1995 or the nine months ended September 30, 1996.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)

The unaudited pro forma condensed consolidated statements of operations of the Company have been derived from the historical audited consolidated statement of operations of the Company for the year ended December 31, 1995 and the unaudited historical condensed consolidated statement of operations for the nine months ended September 30, 1996, adjusted for the Disposition. The unaudited pro forma condensed consolidated statements of operations have been prepared assuming that the Disposition occurred on January 1, 1995.

The unaudited pro forma condensed consolidated statements of operations and the notes thereto should be read in conjunction with (1) the historical audited consolidated financial statements and the notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1995, (2) the historical unaudited condensed consolidated financial statements and notes thereto contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, and (3) the information contained in the Company's Report on Form 8-K filed on October 30, 1996. The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of the financial results of the Company that would have actually been obtained had the Disposition been consummated on January 1, 1995.


                                                                 Year Ended December 31, 1995
                                                   ---------------------------------------------------------
                                                                   Pro Forma Adjustments
                                                   Times Mirror   --------------------------    Times Mirror
                                                    Historical      Debit           Credit        Pro Forma
                                                   -------------  --------       -----------    ------------
Revenues                                            $3,448,287    $244,614(a)                   $3,203,673

Cost of sales                                        1,843,475                    $137,253(a)    1,706,222
Selling, general & administrative expenses           1,426,114                     108,365(a)    1,317,749
Restructuring, impairment and one-time charges         634,077                      60,532(a)      573,545
                                                    ----------                                  ----------
Operating loss                                        (455,379)                                   (393,843)

Interest expense                                       (29,467)                      1,030(a)      (28,437)
Interest income                                         27,237          13(a)                       27,224
Other, net                                               2,596                       1,717(a)        4,313
                                                    ----------                                  ----------
Loss from continuing operations
 before income tax benefit                            (455,013)                                   (390,743)
Income tax benefit                                    (116,030)                     25,046(a)      (90,984)
                                                    ----------                                  ----------
Loss from continuing operations                     $ (338,983)                                 $ (299,759)
                                                    ==========                                  ==========

Primary loss per common share from continuing
 operations (b)                                     $    (3.74)(c)                              $    (3.40)(c)
                                                    ==========                                  ==========

Fully diluted loss per common share from
 continuing operations (b)                          $    *                                      $    *
                                                    ==========                                  ==========


                                                              Nine Months Ended September 30, 1996
                                                   ---------------------------------------------------------
                                                                   Pro Forma Adjustments
                                                   Times Mirror   --------------------------    Times Mirror
                                                    Historical      Debit           Credit        Pro Forma
                                                   -------------  --------       -----------    ------------
Revenues                                            $2,529,615    $163,467(a)                   $2,366,148

Cost of sales                                        1,337,259                   $78,588(a)      1,258,671
Selling, general & administrative expenses             947,559                    73,835(a)        873,724
                                                    ----------                                  ----------
Operating profit                                       244,797                                     233,753

Interest expense                                       (28,625)                       80(a)        (28,545)
Interest income                                          3,489           2(a)                        3,487
Other, net                                               6,431         339(a)                        6,092
                                                    ----------                                  ----------
Income from continuing operations
  before income taxes                                  226,092                                     214,787
Income taxes                                            98,327                     4,826(a)         93,501
                                                    ----------                                  ----------
Income from continuing operations                   $  127,765                                  $  121,286
                                                    ==========                                  ==========

Primary earnings per common share from continuing
 operations (b)                                     $      .89                                  $      .83
                                                    ==========                                  ==========

Fully diluted earnings per common share from
 continuing operations (b)                          $    *                                      $    *
                                                    ==========                                  ==========

-------------
* Antidilutive

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(a) To exclude the results of operations of the Company's college publishing businesses assuming these businesses were sold on January 1, 1995. The unaudited pro forma condensed consolidated statements of operations do not include operations related to the business acquired from McGraw-Hill.

(b) Primary historical and pro forma earnings per common share for the year ended December 31, 1995 and the nine months ended September 30, 1996 were determined based on weighted average common and common equivalent shares of 113,797,192 and 106,453,840, respectively. Fully diluted historical and pro forma earnings per common share for the year ended December 31, 1995 and the nine months ended September 30, 1996 were antidilutive and were determined based on weighted average common and common equivalent shares of 123,001,445 and 114,755,444, respectively. The historical and pro forma earnings per share amounts reflect reductions for preferred dividend requirements and, in 1995, cash paid in excess of liquidation value for Series B stock repurchases.

(c) The primary loss per common share from continuing operations for the year ended December 31, 1995 includes restructuring charges and other special items aggregating $478.5 million ($4.20 per share). Excluding restructuring charges and other special items, the primary earnings per share from continuing operations for the year ended December 31, 1995 are as follows:

  Historical                                                       $.46
  Pro forma                                                        $.48

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of December 30, 1996

                                 THE TIMES MIRROR COMPANY


                                 By: /s/ THOMAS UNTERMAN
                                     -------------------

                                 Name: Thomas Unterman

                                 Title: Senior Vice President and
                                        Chief Financial Officer